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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-66330) of Princeton Video Image, Inc. of our report dated March 15, 2002 relating to the financial statements, which appears in this Form 10-K/A.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Florham Park, New Jersey

April 19, 2002